Lincoln Financial Group
June 30, 2009
General Account Supplement

This document is dated July 29, 2009. The data contained in this document may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Financial Group
Available For Sale (AFS) by Industry Classifications
Amounts in Millions

	As of 6/30/2009					As of 3/31/2009
	Amortized	Unrealized	Unrealized	Fair	% Fair	Amortized	Unrealized	Unrealized	Fair	% Fair
AFS - Fixed Maturities	Cost	Gains	(Losses)	Value	Value	Cost	Gains	(Losses)	Value	Value
Corporate
Financial Services	$8,420	$80	$(827)	$7,673	$13.8%	$8,144	$33	$(1,403)	$6,774	14.0%
Basic Industry	2,262	40	(179)	2,123	3.9%	2,200	11	(348)	1,863	3.8%
Capital Goods	2,899	67	(124)	2,842	5.2%	2,703	35	(220)	2,518	5.2%
Communications	2,924	99	(109)	2,914	5.3%	2,634	39	(208)	2,465	5.1%
Consumer Cyclical	2,891	75	(189)	2,777	5.0%	2,854	25	(360)	2,519	5.2%
Consumer Non-Cyclical	5,351	206	(79)	5,478	10.0%	4,838	86	(166)	4,758	9.8%
Energy	4,134	137	(87)	4,184	7.6%	3,086	40	(247)	2,879	5.9%
Technology	1,100	33	(19)	1,114	2.0%	1,038	13	(65)	986	2.0%
Transportation	1,165	24	(75)	1,114	2.0%	1,214	14	(119)	1,109	2.3%
Industrial Other	712	18	(19)	711	1.3%	704	9	(32)	681	1.4%
Utilities	8,618	230	(273)	8,575	15.6%	8,340	94	(544)	7,890	16.2%
ABS
CDO / CLN [1]	749	3	(444)	308	0.6%	796	4	(625)	175	0.4%
CRE CDO	56	-	(29)	27	0.0%	57	-	(31)	26	0.1%
Credit Card	180	-	(20)	160	0.3%	160	-	(34)	126	0.3%
Home Equity	1,166	-	(588)	578	1.0%	1,193	1	(588)	606	1.2%
Manufactured Housing	142	1	(30)	113	0.2%	145	-	(35)	110	0.2%
Auto Loan	122	1	-	123	0.2%	-	-	-	-	0.0%
Other	197	8	(10)	195	0.4%	192	9	(15)	186	0.4%
CMBS
Non-Agency Backed	2,520	16	(542)	1,994	3.6%	2,517	11	(621)	1,907	3.9%
CMOs
Agency Backed	4,712	248	(27)	4,933	9.0%	4,866	286	(24)	5,128	10.5%
Non-Agency Backed	1,865	3	(663)	1,205	2.2%	1,954	2	(756)	1,200	2.5%
Pass Throughs
Agency Backed	1,644	50	(7)	1,687	3.1%	1,374	65	-	1,439	3.0%
Non-Agency Backed	133	-	(33)	100	0.2%	139	-	(41)	98	0.2%
Municipals
Taxable	809	11	(13)	807	1.5%	109	3	(1)	111	0.2%
Tax-Exempt	3	-	-	3	0.0%	3	-	-	3	0.0%
Government/Gov Agencies
United States	1,052	91	(28)	1,115	2.0%	1,047	131	(29)	1,149	2.4%
Foreign	1,177	38	(81)	1,134	2.1%	1,138	50	(123)	1,065	2.2%
Preferred Stock Redeemable & Hybrids	1,564	8	(509)	1,063	1.9%	1,564	3	(802)	765	1.6%
									.
AFS - Fixed Maturities	58,567	1,487	(5,004)	55,050	100.0%	55,009	964	(7,437)	48,536	100.0%
AFS - Equities	400	9	(173)	236		426	4	(254)	176
Total AFS Securities	58,967	1,496	(5,177)	55,286		55,435	968	(7,691)	48,712
Trading Securities [2]	2,294	199	(176)	2,317		2,279	222	(255)	2,246
Total AFS & Trading Securities	$61,261	$1,695	$(5,353)	$57,603		$57,714	$1,190	$(7,946)	$50,958

[1]  Includes amortized cost of $600 million as of 6/30/09 and 3/31/2009 respectively, related to Credit-Linked Notes.  For additional information, see "Credit-Linked Notes (CLN)" disclosure starting on page 122 of the 2008 Form 10K.

[2] The trading securities support our Modco reinsurance agreements and the investment results are passed directly to the reinsurers.

Lincoln Financial Group
AFS - Exposure to Residential MBS ("RMBS") and Related Collateral
As of 6/30/2009
Amounts in Millions

	Total		Prime/Agency		Prime/Non-Agency		Alt-A		Subprime
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Type	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
CMOs, Pass Throughs	$7,925	$8,354	$6,549	$6,263	$886	$1,343	$490	$748	$-	$-
ABS - Home Equity	578	1,166	-	-	-	-	219	414	359	752
Total	$8,503	$9,520	$6,549	$6,263	$886	$1,343	$709	$1,162	$359	$752

Rating
AAA	$7,227	$7,148	$6,526	$6,239	$342	$397	$163	$210	$196	$302
AA	233	346	5	6	82	117	114	162	32	61
A	115	157	18	17	38	45	46	60	13	35
BBB	112	222	-	-	39	70	37	66	36	86
BB and below	816	1,647	-	1	385	714	349	664	82	268
Total	$8,503	$9,520	$6,549	$6,263	$886	$1,343	$709	$1,162	$359	$752

Origination Year
2004 and prior	$3,817	$3,972	$3,031	$2,889	$322	$388	$276	$375	$188	$320
2005	1,420	1,717	916	877	183	269	196	307	125	264
2006	755	1,165	387	370	124	238	198	389	46	168
2007	1,618	1,785	1,322	1,246	257	448	39	91	-	-
2008	381	364	381	364	-	-	-	-	-	-
2009	512	517	512	517	-	-	-	-	-	-
Total	$8,503	$9,520	$6,549	$6,263	$886	$1,343	$709	$1,162	$359	$752

Note:  This table does not include the fair value of trading securities totaling $165 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.  The $165 million in trading securities consisted of $139 million prime, $15 million Alt-A, and $11 million subprime.

Lincoln Financial Group
AFS - RMBS and Related Collateral
As of 6/30/2009
Amounts in Millions

Prime

	Total		AAA		AA		A		BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	$3,353	$3,277	$3,308	$3,210	$23	$32	$19	$18	$2	$4	$1	$13
2005	1,099	1,146	943	913	38	49	37	42	4	7	77	135
2006	511	608	401	389	6	11	1	1	33	58	70	149
2007	1,579	1,694	1,321	1,246	20	31	-	-	-	-	238	417
2008	381	364	381	364	-	-	-	-	-	-	-	-
2009	512	517	512	517	-	-	-	-	-	-	-	-
Total	$7,435	$7,606	$6,866	$6,639	$87	$123	$57	$61	$39	$69	$386	$714

Alt-A

	Total		AAA		AA		A		BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	$276	$375	$129	$156	$81	$113	$44	$58	$9	$22	$13	$26
2005	196	307	25	43	10	16	2	2	29	44	130	202
2006	198	389	9	11	23	33	-	-	-	-	166	345
2007	39	91	-	-	-	-	-	-	-	-	39	91
Total	$709	$1,162	$163	$210	$114	$162	$46	$60	$38	$66	$348	$664

Subprime

	Total		AAA		AA		A		BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	$188	$320	$127	$184	$20	$37	$9	$29	$23	$53	$9	$17
2005	125	264	69	118	12	24	1	1	4	7	39	114
2006	46	168	-	-	-	-	4	5	8	26	34	137
Total	$359	$752	$196	$302	$32	$61	$14	$35	$35	$86	$82	$268

Lincoln Financial Group
AFS - Asset-Backed Securities - Consumer Loan
As of 6/30/2009
Amounts in Millions

	Total		Credit Card [1]		Auto Loans
	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost
Rating
AAA	$260	$276	$137	$154	$123	$122
BBB	24	26	24	26	-	-
Total	$284	$302	$161	$180	$123	$122

[1] Additional indirect credit card exposure through structured securities is excluded from this table.
See "Credit-Linked Notes (CLN)" disclosure starting on page 122 of the 2008 Form 10K.
Note: This table does not include the fair value of trading securities totaling $2.5 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.
The $2.5 million in trading securities consisted of $2.3 million credit card securities and $0.2 million of auto loans.

Lincoln Financial Group
AFS - Commercial Mortgage-Backed Securities
As of 6/30/2009
Amounts in Millions

	Total		Multiple Property		Single Property		CRE CDOs
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Type	Value	Cost	Value	Cost	Value	Cost	Value	Cost
CMBS	$1,994	$2,520	$1,911	$2,376	$83	$144	$-	$-
CRE CDOs	27	56	-	-	-	-	27	56
Total	$2,021	$2,576	$1,911	$2,376	$83	$144	$27	$56

Rating
AAA	$1,503	$1,615	$1,444	$1,548	$51	$52	$8	$15
AA	259	353	259	353	-	-	-	-
A	133	260	91	179	24	44	18	37
BBB	96	195	89	162	6	29	1	4
BB and below	30	153	28	134	2	19	-	-
Total	$2,021	$2,576	$1,911	$2,376	$83	$144	$27	$56

Origination Year
2004 and prior	$1,398	$1,612	$1,317	$1,519	$68	$75	$13	$18
2005	349	500	327	424	14	61	8	15
2006	129	261	122	230	1	8	6	23
2007	145	203	145	203	-	-	-	-
Total	$2,021	$2,576	$1,911	$2,376	$83	$144	$27	$56

Note: This table does not include the fair value of trading securities totaling $78 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers. The $78 million in trading securities consisted of $77 million CMBS and $1 million CRE CDOs.

Lincoln Financial Group
AFS - Commercial Mortgage-Backed Securities
As of 6/30/2009
Amounts in Millions

	Total		AAA		AA		A		BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	$1,398	$1,612	$1,036	$1,073	$216	$274	$98	$147	$25	$58	$23	$60
2005	349	500	289	324	21	37	15	44	20	44	4	51
2006	129	261	66	82	20	31	15	59	25	47	3	42
2007	145	203	113	135	2	11	4	10	26	47	-	-
Total	$2,021	$2,576	$1,504	$1,614	$259	$353	$132	$260	$96	$196	$30	$153

Lincoln Financial Group
Commercial Mortgage Loan Portfolio, Net of Reserves
As of 6/30/2009
Amounts in Millions

LNC MORTGAGE LOAN DISTRIBUTION
Property Type	Amt	%	State	Amt	%
Office Building	$2,570	34%	CA	$1,561	21%
Industrial	1,960	26%	TX	637	9%
Retail	1,756	24%	MD	433	6%
Apartment	670	9%	FL	332	4%
Hotel/Motel	280	4%	VA	330	4%
Mixed Use	133	2%	TN	314	4%
Other Commercial	99	1%	AZ	308	4%
Total	$7,468	100%	WA	292	4%
			IL	274	4%
			NC	268	4%
			GA	246	3%
Geographic Region	Amt	%	PA	229	3%
Pacific	$1,990	27%	NV	206	3%
South Atlantic	1,756	23%	OH	198	2%
East North Central	765	10%	IN	180	2%
Mountain	719	10%	MA	157	2%
West South Central	678	9%	MN	154	2%
Middle Atlantic	502	7%	NJ	143	2%
East South Central	447	6%	SC	132	2%
West North Central	398	5%	NY	130	2%
New England	213	3%	Below 2%	944	13%
Total	$7,468	100%		$7,468	100%

Lincoln Financial Group
Additional Disclosure of Insured Bonds and Direct Exposure
As of 6/30/2009
Amounts in Millions

	Direct	Insured	Total	Total	Total	Total
Monoline Name	Exposure [1]	Bonds [2]	Amortized Cost	Unrealized Gain	Unrealized (Loss)	Fair Value
AMBAC	$-	$262	$262	$-	$(81)	$181
ASSURED GUARANTY LTD	30	-	30	-	(16)	14
FGIC	-	90	90	1	(37)	54
FSA	-	67	67	1	(6)	62
MBIA	12	149	161	3	(33)	131
MGIC	12	7	19	-	(4)	15
PMI GROUP INC	27	-	27	-	(9)	18
RADIAN GROUP INC	19	-	19	-	(9)	10
XL CAPITAL LTD	72	70	142	-	(23)	119
Total	$172	$645	$817	$5	$(218)	$604

[1] Additional direct exposure through Credit Default Swaps with a notional totaling $98 million is excluded from this table.
[2] Additional indirect insured exposure through structured securities is excluded from this table. See
"Credit-Linked Notes (CLN)" disclosure starting on page 122 of the 2008 Form 10K.
Note: This table does not include the fair value of trading securities totaling $27 million, which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.
The $27 million in trading securities consisted of $9 million of Direct Exposure and $18 million of Insured Exposure.
This table also excludes insured exposure totaling $14 million for a guaranteed investment tax credit partnership.